SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

--------------------------------------------------------------------------------

       Eaton Vance Municipal Income Trust                   Eaton Vance New Jersey Municipal Income Trust
       Eaton Vance California Municipal Income Trust        Eaton Vance New York Municipal Income Trust
       Eaton Vance Florida Municipal Income Trust           Eaton Vance Ohio Municipal Income Trust
       Eaton Vance Massachusetts Municipal Income Trust     Eaton Vance Pennsylvania Municipal Income Trust
       Eaton Vance Michigan Municipal Income Trust

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------

Eaton Vance California Municipal Income Trust                 Eaton Vance Municipal Income Trust
Eaton Vance Florida Municipal Income Trust                    Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Massachusetts Municipal Income Trust              Eaton Vance New York Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust                   Eaton Vance Ohio Municipal Income Trust
                 Eaton Vance Pennsylvania Municipal Income Trust

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                                                January 28, 2005


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M. (Boston time).

     At this meeting, you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                                   Sincerely,

                                                   /s/ Thomas J. Fetter

                                                   Thomas J. Fetter
                                                   President


         YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

Eaton Vance California Municipal Income Trust                 Eaton Vance Municipal Income Trust
Eaton Vance Florida Municipal Income Trust                    Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Massachusetts Municipal Income Trust              Eaton Vance New York Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust                   Eaton Vance Ohio Municipal Income Trust
                 Eaton Vance Pennsylvania Municipal Income Trust



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Friday, March 18, 2005

     The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively the "Funds"), will be held at the principal office of each Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M. (Boston time), for the following purposes:

         1. To elect three Class III Trustees of each Fund, one of whom shall be elected solely by the holders of each Fund's Auction Preferred Shares.

         2. To consider and act upon any other matters that may properly come before the meeting and any adjourned session thereof.

     Each Fund will hold a separate meeting. Shareholders of each Fund will vote separately.

     The Board of Trustees of each Fund has fixed the close of business on January 13, 2005 as the record date for the determination of the shareholders of a Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                             By Order of each Board of Trustees

                                             /s/ Alan R. Dynner

                                             Alan R. Dynner
                                             Secretary


January 28, 2005
Boston, Massachusetts

IMPORTANT - Shareholders can help the Board of Trustees of their Fund avoid the necessity and additional expense to the Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance California Municipal Income Trust                 Eaton Vance Municipal Income Trust
Eaton Vance Florida Municipal Income Trust                    Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Massachusetts Municipal Income Trust              Eaton Vance New York Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust                   Eaton Vance Ohio Municipal Income Trust
                 Eaton Vance Pennsylvania Municipal Income Trust

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109



                                 PROXY STATEMENT


     A proxy is enclosed with the foregoing Notice of the Annual Meetings of Shareholders of Eaton Vance California Municipal Income Trust (the "California Fund"), Eaton Vance Florida Municipal Income Trust (the "Florida Fund"), Eaton Vance Massachusetts Municipal Income Trust (the "Massachusetts Fund"), Eaton
Vance Michigan Municipal Income Trust (the "Michigan Fund"), Eaton Vance Municipal Income Trust (the "Municipal Fund"), Eaton Vance New Jersey Municipal Income Trust (the "New Jersey Fund"), Eaton Vance New York Municipal Income Trust (the "New York Fund"), Eaton Vance Ohio Municipal Income Trust (the "Ohio Fund") and Eaton Vance Pennsylvania Municipal Income Trust (the "Pennsylvania Fund") (collectively the "Funds") to be held March 18, 2005 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Fund and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary or by executing and delivering a later dated proxy or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about January 28, 2005.

     The Board of Trustees of each Fund has fixed January 13, 2005 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of Common Shares, $.01 par value per share ("Common Shares"), and the number of Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share ("APS"), of each Fund outstanding on January 13, 2005 were as follows:

                                 No. of Common                 No. of APS
                               Shares Outstanding          Shares Outstanding
Fund                            January 13, 2005           on January 13, 2005
----                            ----------------           -------------------

California Fund                     7,181,487                    2,360
Florida Fund                        4,252,184                    1,420
Massachusetts Fund                  2,696,637                      860
Michigan Fund                       2,111,431                      700
Municipal Fund                     16,955,679                    5,240
New Jersey Fund                     4,615,631                    1,520
New York Fund                       5,360,320                    1,780
Ohio Fund                           2,823,398                      940
Pennsylvania Fund                   2,690,153                      900

     Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

     As of January 13, 2005, to each Fund's knowledge, (i) no shareholder beneficially owned more than 5% of the outstanding shares of a Fund; and (ii) the Trustees and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

     The Boards of Trustees of the Funds know of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board has fixed the number of Trustees at six. Each Fund's Declaration of Trust further provides that the Board of Trustees shall be divided into three classes. The term of office of the Class III Trustees expires on the date of the 2005 Annual Meeting, and the term of office of the Class I and Class II Trustees will expire one and two years thereafter, respectively. Accordingly, only nominees for Class III Trustees are currently proposed for election. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

     Proxies will be voted for the election of the following Class III nominees:
William H. Park, Norton H. Reamer and Lynn A. Stout. Mr. Reamer will be elected solely by the holders of each Fund's Auction Preferred Shares. Each nominee is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The Class I Trustee serving until the 2006 Annual Meeting is Ronald A. Pearlman. The Class II Trustees serving until the 2007 Annual Meeting are James
B. Hawkes and Samuel L. Hayes III.

     The nominees for Class III Trustee and each Fund's current Class I and Class II Trustees and their principal occupations for at least the last five years are described below.

                                    TRUSTEES

                                                                                                  Number of
                                            Term of                                              Portfolios
                                          Office and                                               in Fund         Other
                             Position(s)   Length of                                               Complex     Directorships
Name, Address                 Held with      Time       Principal Occupations During Past Five    Overseen by      Held by
and Age(1)                      Fund        Served                      Years                     Trustee(2)       Trustee
----------------------------------------------------------------------------------------------------------------------------------

                    CLASS III TRUSTEES NOMINATED FOR ELECTION

NONINTERESTED TRUSTEES

William H. Park               Class III    Until 2005.      President and Chief Executive Officer,    194           None
DOB:  9/19/47                 Trustee      Trustee          Prizm Capital Management, LLC
                                           since 2003.      (investment management firm)
                                                            (since 2002).  Executive Vice
                                                            President and Chief Financial Officer,
                                                            United Asset Management
                                                            Corporation (a holding company
                                                            owning institutional investment
                                                            management firms) (1982-2001).

                                                                                                  Number of
                                            Term of                                              Portfolios
                                          Office and                                               in Fund         Other
                             Position(s)   Length of                                               Complex      Directorships
Name, Address                 Held with      Time       Principal Occupations During Past Five    Overseen by      Held by
and Age(1)                      Fund        Served                      Years                     Trustee(2)       Trustee
----------------------------------------------------------------------------------------------------------------------------------

Norton H. Reamer (A)          Class III    Until 2005.  President, Chief Executive Officer and        194           None
DOB:  9/21/35                 Trustee      3 years.     a Director of Asset Management Finance
                                           Trustee      Corp. (a specialty finance company
                                           since 1998.  serving the investment management
                                                        industry) (since October 2003).
                                                        President, Unicorn Corporation (an
                                                        investment and financial advisory
                                                        services company) (since September
                                                        2000).  Formerly, Chairman and
                                                        Chief Operating Officer, Hellman,
                                                        Jordan Management Co., Inc. (an
                                                        investment management company)
                                                        (2000-2003).  Formerly, Advisory
                                                        Director of Berkshire Capital
                                                        Corporation (investment banking firm)
                                                        (2002-2003).  Formerly, Chairman of
                                                        the Board, United Asset Management
                                                        Corporation (a holding company owning
                                                        institutional investment management
                                                        firms) and Chairman, President and
                                                        Director, UAM Funds (mutual funds)
                                                        (1980-2000).

Lynn A. Stout                 Class III    Until 2005.  Professor of Law, University of               194           None
DOB:  9/14/57                 Trustee      3 years.     California at Los Angeles, School of
                                           Trustee      Law (since July 2001).  Formerly,
                                           since 1998.  Professor of Law, Georgetown
                                                        University Law Center.

                          CLASS I AND CLASS II TRUSTEES

INTERESTED TRUSTEE

James B. Hawkes               Vice         Until 2007.  Chairman, President and Chief Executive        194          Director of
DOB:  11/9/41                 President    3 years.     Officer of Eaton Vance Management, and                      Eaton Vance
                              and Class    Trustee      its corporate parent and trustee (Eaton                     Corp.
                              II Trustee   since 1998.  Vance Corp. and Eaton Vance, Inc.); Vice
                                                        President and Director of Eaton Vance
                                                        Distributors, Inc.; Director of Eaton
                                                        Vance, Inc.  Trustee and/or officer of
                                                        194 registered investment companies in
                                                        the Eaton Vance Fund Complex.

NONINTERESTED TRUSTEES

Samuel L. Hayes, III (A)      Class II     Until 2007.  Jacob H. Schiff Professor of Investment        194          Director of
DOB:  2/23/35                 Trustee      3 years.     Banking Emeritus, Harvard University                        Tiffany & Co.
                                           Trustee      Graduate School of Business                                 (specialty
                                           since 1998.  Administration.                                             retailer) and
                                                                                                                    Telect, Inc.
                                                                                                                    (telecommun-
                                                                                                                    ication services
                                                                                                                    company)

Ronald A. Pearlman            Class I      Until 2006.  Professor of Law, Georgetown University        194          None
DOB:  7/10/40                 Trustee      Trustee      Law Center (since 1999).  Formerly, Tax
                                           since 2003.  Partner, Covington & Burling,
                                                        Washington, DC (1991-2000).

     (1) The business  address of each Trustee is The Eaton Vance Building,  255
     State Street, Boston, MA 02109.
     (2) Includes both master and feeder funds in master-feeder structure.
     (A) APS Trustee.

Interested Trustee

     James B. Hawkes is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"), each Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a publicly-held holding company which owns all the outstanding shares of EVM, and of EVM's trustee, Eaton Vance, Inc. ("EV"). (EVM, EVC, and their affiliates are sometimes referred to collectively as the "EVC organization".)

Election of Trustees by APS and Common Shares

     Under the terms of each Fund's By-Laws, as amended (the "By-Laws"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of each Fund (identified by an "(A)" after their names above). Simply stated, the APS Trustees are only elected by the holders of the Fund's APS. Holders of Common Shares do not vote on the election of APS Trustees. Norton H. Reamer has been nominated for election by the holders of the APS. The By-Laws further provide for the election of the other nominees named above by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. The Trustees of a Fund shall be elected by a plurality of the shares of the Fund entitled to vote.

     The following table shows the dollar range of shares beneficially owned in a Fund and in all Eaton Vance funds by each Trustee:

                                              Aggregate Dollar Range of Equity
                           Dollar Range of  Securities in all Eaton Vance Funds
Name of Trustee           Fund Shares Held+          Overseen by Trustee+
--------------------------------------------------------------------------------
Interested Trustee
   James B. Hawkes              -0-                    Over $100,000
Noninterested Trustees
   Samuel L. Hayes, III    Over $100,000**             Over $100,000*
   William H. Park              -0-                    Over $100,000
   Ronald A. Pearlman           -0-                    Over $100,000
   Norton H. Reamer             -0-                    Over $100,000
   Lynn A. Stout                -0-                    Over $100,000*

*    Includes shares held in Trustee Deferred Compensation Plan.
** Reported figure consists of 10,000 shares of the Massachusetts Fund held in trust for the benefit of a family member not sharing the same household as Mr. Hayes. Mr. Hayes' spouse serves as one of the trustees of said trust.
+    Figures are as of January 13, 2005.

Board Meetings and Committees

     During the fiscal year ended November 30, 2004, the Trustees of each Fund met nine times. The Board of Trustees has three formal standing committees, an Audit Committee, a Special Committee and a Governance Committee. The Audit Committee met five times, the Special Committee met five times and the Governance Committee met six times. Each Fund's Trustees listed above attended at least 75% of such Board and committee meetings on which he or she serves. None of the Trustees attended the 2004 Annual Meeting of Shareholders.

     The Audit, Special and Governance Committees of the Board of Trustees of each Fund are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act ("Independent Trustees"). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

     Messrs. Reamer (Chair), Hayes, Park and Ms. Stout serve on the Audit Committee of the Board of Trustees of each Fund, such Audit Committee being established in accordance with Section 3(a)(58)(A) of the Securities Exchange

Act of 1934. Each Audit Committee member is independent under the listing standards of the New York and American Stock Exchanges (as applicable). The purposes of the Audit Committee are to (i) oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and (vi) prepare such Audit Committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Annual Meeting of Shareholders of each Fund. Each Fund's Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A. The Audit Committee's Report is set forth below under "Additional Information". The Board of Trustees of each Fund has designated Messrs. Park, Hayes and Reamer as the Fund's Audit Committee financial experts.

     Messrs. Hayes (Chair), Park, Pearlman and Reamer serve on the Special Committee of the Board of Trustees of each Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to a Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of a Fund's service providers (including Eaton Vance or any affiliated entity thereof) has any actual or potential conflict of interest with the interests of a Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

     In February 2004, the Special Committee established a Contract Review Subcommittee to act on matters delegated to it by the Special Committee, including matters relating to a Fund's investment advisory agreement and other service contracts, expense allocation, a Fund's directors' and officers' errors and omissions insurance coverage, and actual or potential conflicts of interest between Eaton Vance and its affiliated companies, on the one hand, and a Fund on the other hand. On August 16, 2004, the Special Committee approved a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The Contract Review Subcommittee was comprised of Messrs. Hayes (Chair), Park, Pearlman and Reamer and met six times during the fiscal year ended November 30, 2004.

     Ms. Stout (Chair) and Messrs. Hayes, Park, Pearlman and Reamer serve on the Governance Committee of the Board of Trustees of each Fund. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and the compensation of Independent Trustees. Each Fund's Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is attached as Exhibit B. The Governance Committee's procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of a Fund wishing to recommend such candidates for consideration by the Governance Committee, are set forth in Appendix A to the Committee's charter.

Communications with the Board

     Shareholders wishing to communicate with the Board may do so by sending a written communication to any Chairperson of the Audit Committee, Special Committee or Governance Committee or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, MA 02109, c/o the Secretary of the applicable Fund.

Remuneration of Trustees

     The fees and expenses of those Trustees of each Fund who are not members of the Eaton Vance Organization will be paid by the Funds. For the fiscal year ended November 30, 2004, the noninterested Trustees of the Funds earned the following compensation in their capacities as Trustees of the Funds, and for the year ended December 31, 2004 earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                         Jessica M.           Samuel L.          William H.     Ronald A.         Norton H.         Lynn A.
                        Bibliowicz(5)        Hayes, III            Park         Pearlman           Reamer            Stout
                         -----------      -----------------   ---------------   ----------        ----------     -------------
California Fund              $434             $1,597            $1,414            $1,356            $1,516           $1,447
Florida Fund                  304              1,263             1,108             1,033             1,199            1,110
Massachusetts Fund            108                279               256               269               264              281
Michigan Fund                 108                279               256               269               264              281
Municipal Fund                737              2,377             2,130             2,110             2,257            2,233
New Jersey Fund               304              1,263             1,108             1,033             1,199            1,110
New York Fund                 304              1,263             1,108             1,033             1,199            1,110
Ohio Fund                     108                279               256               269               264              281
Pennsylvania Fund             108                279               256               269               264              281
Total Compensation
from Fund and Fund
Complex
                          $48,124           $200,000          $180,000(2)(3)  $180,000(2)         $190,000        $190,000(4)

(1) As of January 1, 2005, the Eaton Vance fund complex consisted of 194 registered investment companies or series thereof.
(2)  Messrs. Park and Pearlman became Trustees in 2003.
(3)  Includes $106,995 of deferred compensation.
(4)  Includes $45,000 of deferred compensation.
(5)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

     Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance fund complex, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a retirement plan for its Trustees.

     The Board of Trustees of each Fund recommends that shareholders vote FOR the election of the three Class III Trustee nominees.

                       NOTICE TO BANKS AND BROKER/DEALERS

     Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC Inc., Attention: Ms. Maura Stanley, P.O. Box 43027, Providence, RI 02940-3027.

                             ADDITIONAL INFORMATION

Audit Committee Report. Each Fund's Audit Committee reviewed and discussed the audited financial statements with Fund management. Each Fund's Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). Each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent registered public accounting firm their independence.

     Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended November 30, 2004 for filing with the Securities and Exchange Commission. As mentioned, the Audit Committee is comprised of Messrs. Reamer (Chair), Hayes, Park and Ms. Stout.

Auditors, Audit Fees and All Other Fees. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, serves as independent registered public accounting firm of each Fund. Deloitte is expected to be present at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Aggregate audit, audit-related, tax, and other fees billed for services rendered to each Fund by the Fund's principal accountant for the relevant periods are set forth on Exhibit C hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered for the relevant periods to (i) each Fund by the Fund's principal accountant; and (ii) the Eaton Vance Organization by each Fund's principal accountant are also set forth on Exhibit C hereto.

     Each Fund's Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund's Audit Committee at least annually. The Fund's Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of each Fund's principal accountant.

     Each Fund's Audit Committee has considered whether the provision by the Fund's principal accountant of non-audit services to the Fund's investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

Officers of the Funds. The officers of the Funds and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Funds will benefit from the advisory and administration fees paid by each Fund to Eaton Vance. As of the record date, the officers of the New York Fund as a group owned 17,000 shares of that Fund, the officers of the Municipal Fund as a group owned 31,572 shares of that Fund and the officers of the Massachusetts Fund as a group owned 1,626 shares of that Fund.

                                              Term of Office
                               Position(s)     and Length of                        Principal Occupations
Name, Address and Age(1)     Held with Fund     Time Served                       During Past Five Years(2)
-------------------------------------------------------------------------------------------------------------------------------

Thomas J. Fetter             President        Since 1998        Vice President of Eaton Vance and BMR.  Officer of 124
DOB:  8/20/43                                                   registered investment companies managed by Eaton Vance or BMR.

William H. Ahern, Jr.        Vice President   Vice President    Vice President of Eaton Vance and BMR.  Officer of 78
DOB:  7/28/59                of the           of the Michigan   registered investment companies managed by Eaton Vance or BMR.
                             Michigan and     Fund since
                             Municipal Fund   2000; of the
                                              Municipal Fund
                                              since 2004

Cynthia J. Clemson           Vice President   Vice President    Vice President of Eaton Vance and BMR.  Officer of 84
DOB:  3/2/63                 of the           of the            registered investment companies managed by Eaton Vance or BMR.
                             California,      California and
                             Florida,         Florida Funds
                             Massachusetts,   since 1998;
                             Michigan,        of the
                             Municipal, New   Pennsylvania
                             Jersey, New      Fund since
                             York, Ohio and   2000; of the
                             Pennsylvania     Massachusetts,
                             Funds            Michigan,
                                              Municipal,
                                              New Jersey,
                                              New York and Ohio
                                              Funds since 2004

Robert B. MacIntosh          Vice President   Since 1998        Vice President of Eaton Vance and BMR.  Officer of 124
DOB:  1/22/57                                                   registered investment companies managed by Eaton Vance or BMR.

Thomas M. Metzold            Vice President   Since 1998        Vice President of Eaton Vance and BMR.  Officer of 47
DOB:  8/3/58                 of the                             registered investment companies managed by Eaton Vance or BMR.
                             Municipal Fund

Alan R. Dynner               Secretary        Since 1998        Vice President, Secretary and Chief Legal Officer of BMR,
DOB:  10/10/40                                                  Eaton Vance, EVD, EV and EVC.  Officer of 193 registered
                                                                investment companies managed by Eaton Vance or BMR.

James L. O'Connor            Treasurer        Since 1998        Vice President of BMR, Eaton Vance and EVD.  Officer of 115
DOB:  4/1/45                                                    registered investment companies managed by Eaton Vance or BMR.

Paul M. O'Neil               Chief            Since 2004        Vice President of BMR and Eaton Vance.  Officer of 194
DOB:  7/11/53                Compliance                         registered investment companies managed by Eaton Vance or BMR.
                             Officer

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2) Includes both master and feeder funds in master-feeder structure.

Investment Adviser and Administrator. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to each Fund.

Proxy Solicitation and Tabulation. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC Inc., or by broker-dealer firms. The expenses associated with the solicitation of these proxies and with any further proxies that may be solicited by a Fund's officers, by Eaton Vance personnel, by PFPC Inc., or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by that Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs per Fund are approximately $18,000 for the Municipal Fund and approximately $6,500 for each other Fund.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted for the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of Proposal 1.

     In the event that sufficient votes by the shareholders of the Fund in favor of the Proposal set forth in the Notice of this meeting are not received by March 18, 2005, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund.

     Each Fund will furnish, without charge, a copy of the Fund's most recent Annual Report for the fiscal year ending November 30, 2004 to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o PFPC Inc., Attn: Ms. Maura Stanley, P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710.

                              SHAREHOLDER PROPOSALS

     To be considered for presentation at a Fund's 2006 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund's principal office c/o the Secretary of the Fund no later than October 1, 2005. Written notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be delivered to the Fund's principal office c/o the Secretary of the Fund no later than December 17, 2005 and no earlier than November 19, 2005. In order to be included in a Fund's proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not mean that such proposal will be included.

January 28, 2005

                                    EXHIBIT A
                                                       Dated as of July 16, 2004

                                EATON VANCE FUNDS
                             AUDIT COMMITTEE CHARTER


I. Composition of the Audit Committee. The Audit Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees, each of whom shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment. No member of the Audit Committee may be an "interested person" of a Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as
     amended (the "1940 Act"), nor shall any member receive any compensation from a Fund except compensation for service as a member of the Board of Trustees or a committee of the Board. Each member of the Audit Committee shall also satisfy the applicable Audit Committee membership requirements imposed under the rules of the American Stock Exchange and New York Stock Exchange (and any other national securities exchange on which a Fund's shares are listed), as in effect from time to time, including with respect to the member's former affiliations or employment and financial literacy. At least one member of the Audit Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the American Stock Exchange and New York Stock Exchange. Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert. A Chairperson of the Audit Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

II. Purposes of the Audit Committee. The purposes of the Audit Committee are to:

          1. oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;

          2.   oversee or, as appropriate, assist Board oversight of the quality
               and  integrity  of  the  Funds'  financial   statements  and  the
               independent audit thereof;

          3. oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits;

          4. approve prior to appointment the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;

          5. evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and

          6. prepare such audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

     The primary function of the Audit Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, and nothing in this charter shall be construed to reduce the responsibilities or liabilities of management or the Funds' service providers, including the independent auditors. It is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Audit Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

III. Meetings of the Audit Committee. Meetings of the Audit Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Committee or the Chairperson of the Committee. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any auditor of a Fund, and shall periodically meet separately with management, with internal auditors (or other personnel responsible for internal control of financial reporting), with any independent auditors rendering reports to the Audit Committee or the Board of Trustees and with legal counsel. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Audit Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV. Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to each Fund:

          1. To review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including disclosures under the item "Management's Discussion of Fund Performance").

          2. To consider the results of the examination of the Fund's financial statements by the independent auditors, the independent auditors' opinion with respect thereto, and any management letter issued by the independent auditors.

          3. To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund's financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and
               (c) the compensation of the independent auditors.

          4. To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors.

               Approval  by the  Audit  Committee  shall be in  addition  to any approval required under applicable law by a majority of the members of the Board of Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund's independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as "independent" under applicable standards of independence established from time to time by the Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Audit
               Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

          5. To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund ("Adviser Affiliates") if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

          6. To adopt, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

          7. To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

          8. To receive at least annually and prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update,
               (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

          9. To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to Statement on Auditing Standards (SAS) No. 61 "Communication With Audit Committees," as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management's responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund's shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Audit Committee to resolve such disagreements.

          10. To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto.

          11. To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

          12. With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) to prepare an audit committee report consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Fund's annual meeting of shareholders.

          13. To discuss generally the Fund's earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Audit Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.

          14. To consider the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

          15. To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

          16. To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

          17.  To  direct  and  supervise  investigations  with  respect  to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

          18. To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.

          19. To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

          20. To review the adequacy of this charter and evaluate the Audit Committee's performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board of Trustees for any appropriate changes or other action.

          21. To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter. In fulfilling its duties under this charter, the Audit Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other services providers as it deems necessary or desirable.

                                   APPENDIX A

                                EATON VANCE FUNDS

                      AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee of each of the registered investment companies sponsored by Eaton Vance Management (each, a "Fund") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

I.   Procedures for Receiving Complaints

All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund's investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

          1. The complaining Employee may place a telephone call to the Chairperson of the Audit Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.

          2. Alternatively, the Employee may submit to the Chairperson of the Audit Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee's Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

          3. The name and contact information for the current Chairperson of the Audit Committee will be provided to Employees when they are provided with a copy of these procedures.

II.  Procedures for Treating Complaints

The Chairperson of the Audit Committee or another member of the Audit Committee will conduct an initial evaluation of each Complaint received by the Audit Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation the Chairperson of the Audit Committee (or such other member of the Audit Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Audit Committee. The Chairperson of the Audit Committee shall also determine whether the Complaint requires investigation by the Audit Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Audit Committee will be discussed at the next regularly-scheduled meeting of the Audit Committee, or a specially-scheduled meeting in advance thereof. The Audit Committee shall investigate the Complaints as follows:

          1. the Audit Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

          2. the Audit Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

          3. the Audit Committee may retain an outside party (other than the Fund's independent auditors) to investigate the Complaint; or

          4. the Audit Committee may investigate the Complaint in such other manner determined by the Audit Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund's (and to the extent deemed necessary by the Audit Committee, the Fund's service providers') employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund. The Audit Committee will then report to the Board of Trustees at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Audit Committee. If the Complaint involves improprieties of any member of the Board of Trustees, the Audit Committee may make its report in an executive session of the Board of Trustees.

III. Procedures for Retaining Complaints

The Chairperson of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any documents pertaining to the Audit Committee (or its designee's) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

                                    EXHIBIT B

                                                     As adopted February 9, 2004

                           EATON VANCE GROUP OF FUNDS

                          GOVERNANCE COMMITTEE CHARTER

I. Composition of the Governance Committee. The Governance Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees of the Board. All members of the Governance Committee shall be Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"). The members of the Governance Committee shall be appointed by the Board of Trustees, which shall also determine the number and term of such members. A Chairperson of the Governance Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

II. Purpose of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and the compensation of Independent Trustees.

III. Meetings of the Governance Committee. Meetings of the Governance Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Committee or the Chairperson of the Committee. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV. Duties and Powers of the Governance Committee. To carry out its purpose, the Governance Committee shall have the following duties and powers with respect to each Fund:

          1. To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund that wish to recommend such candidates for consideration by the Governance Committee. Such procedures are set forth on Appendix A hereto.

          2. To recommend to the Board of Trustees individuals to be appointed or nominated for election as Independent Trustees.

          3. To evaluate the Board of Trustees' performance of its duties and responsibilities at least annually, and to make recommendations to the Board of Trustees for any appropriate action designed to enhance such performance.

          4. To review periodically the compensation of Trustees and make recommendations to the Board of Trustees for any appropriate changes to such compensation.

          5. To consider and make recommendations to the Board of Trustees with respect to the identity, duties, and composition of the various Committees of the Board of Trustees and the Chairpersons of such Committees.

          6. To review periodically the Board's membership, structure and operation, and make recommendations to the Board of Trustees with respect to these matters, including the identity of any Trustee to be selected to serve as a Chairperson of a committee of the Board.

          7. To review periodically, and make recommendations with respect to, the allocation of responsibilities among the various committees established from time to time by the Board of Trustees.

          8.   To  review  the   adequacy  of  this  charter  and  evaluate  the
               Governance Committee's performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board of Trustees.

          9. To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Governance Committee may deem necessary or appropriate.

V. Resources and Authority of the Governance Committee. The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds. The Governance Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Governance Committee necessary or appropriate in carrying out its duties under this charter. The Governance Committee may also make recommendations with respect to making available educational resources to the Independent Trustees. In fulfilling its duties under this charter, the Governance Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other services providers as it deems necessary or desirable.

                                   APPENDIX A

                                EATON VANCE FUNDS

                Procedures with Respect to Nominees to the Board

I. Identification of Candidates. When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. In no event shall the Governance
     Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.

II. Shareholder Candidates. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate, and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

III. Evaluation of Candidates. In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills, core competencies and qualifications; (v) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate's ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

                                    EXHIBIT C

                      PRINCIPAL ACCOUNTANT FEE INFORMATION

The following table presents the aggregate fees billed for services rendered to each Fund for each Fund's fiscal year ended November 30, 2003 and November 30, 2004 by the Funds' independent registered public accounting firm for professional services rendered for the audit of each Fund's annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during those periods. No services described below were approved pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

                     AUDIT FEES          AUDIT-RELATED        TAX FEES(2)       ALL OTHER FEES(3)         TOTAL
                                            FEES(1)




                 Fiscal    Fiscal      Fiscal   Fiscal     Fiscal    Fiscal    Fiscal     Fiscal     Fiscal   Fiscal
                 Year      Year         Year    Year         Year    Year      Year       Year        Year    Year
                 Ended     Ended      Ended     Ended      Ended     Ended     Ended      Ended      Ended     Ended
                 11/30/03  11/30/04   11/30/03  11/30/04   11/30/03  11/30/04  11/30/03   11/30/04  11/30/03  11/30/04
----------------------------------------------------------------------------------------------------------------------

California Fund  $20,909   $28,263    $14,000    $3,600    $5,800    $6,100       0         0      $40,709   $37,963

Florida Fund      16,583    23,216     14,000     3,600     5,800     6,100       0         0       36,383    32,916

Massachusetts
Fund              15,759    20,435     14,000     3,600     5,800     6,100       0         0       35,559    30,135

Michigan Fund
                  15,759    20,435     14,000     3,600     5,800     6,100       0         0       35,559    30,135

Municipal Fund
                  36,771    44,846     14,000     3,600     5,800     6,100       0         0       56,571    54,546

New Jersey Fund
                  16,583    23,216     14,000     3,600     5,800     6,100       0         0       36,383    32,916

New York Fund
                  16,583    25,379     14,000     3,600     5,800     6,100       0         0       36,383    35,079

Ohio Fund         15,759    20,435     14,000     3,600     5,800     6,100       0         0       35,559    30,135

Pennsylvania
Fund              15,759    20,435     14,000     3,600     5,800     6,100       0         0       35,559    30,135

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Fund's APS.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)  All other fees  consist of the  aggregate  fees  billed  for  products  and
     services   provided  by  the   principal   accountant   other  than  audit,
     audit-related, and tax services.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for each Fund's fiscal year ended November 30, 2003 by each Fund's independent registered public accounting firm; (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for each Fund's fiscal year ended November 30, 2004 by each Fund's independent registered public accounting firm; and (iii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization for the fiscal years ended November 30, 2003 and November 30, 2004 by each Fund's independent registered public accounting firm.

                                          Fiscal Year Ended 11/30/03          Fiscal Year Ended 11/30/04
-------------------------------------------------------------------------------------------------------------

California Fund                                    $19,800                              $9,700

Florida Fund                                       $19,800                              $9,700

Massachusetts Fund                                 $19,800                              $9,700

Michigan Fund                                      $19,800                              $9,700

Municipal Fund                                     $19,800                              $9,700

New Jersey Fund                                    $19,800                              $9,700

New York Fund                                      $19,800                              $9,700

Ohio Fund                                          $19,800                              $9,700

Pennsylvania Fund                                  $19,800                              $9,700

Eaton Vance(1)                                     $479,858                            $329,230

(1) The Funds' investment adviser and any of its affiliates that provide ongoing services to the Funds are subsidiaries of Eaton Vance Corp.

                                      PROXY

                       EATON VANCE MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

    Please mark
[X] votes as in
    this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect three Trustees of the Fund as follows:

     (a)  Election of two Trustees to represent all shareholders.

     Nominee: (01) William H. Park
              (02) Lynn A. Stout

      FOR                     WITHHELD
     NOMINEES     [ ]   [ ]   FROM NOMINEES


     (b)  Election of one Trustee to represent Auction Preferred Shares.

     Nominee: (03) Samuel L. Hayes, III

      FOR                     WITHHELD
     NOMINEE      [ ]   [ ]   FROM NOMINEE


[ ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT            [ ]



Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________  Signature:________________________________  Date:____________

                                      PROXY

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

    Please mark
[X] votes as in
    this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect three Trustees of the Fund as follows:

     (a)  Election of two Trustees to represent all shareholders.

     Nominee: (01) William H. Park
              (02)  Lynn A. Stout

          FOR                     WITHHELD
         NOMINEES     [ ]   [ ]   FROM NOMINEES


     (b)  Election of one Trustee to represent Auction Preferred Shares.

     Nominee: (03) Samuel L. Hayes, III

          FOR                     WITHHELD
         NOMINEE      [ ]   [ ]   FROM NOMINEE


[ ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)





                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT            [ ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________  Signature:________________________________  Date:____________

                                      PROXY

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Florida Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect three Trustees of the Fund as follows:

     (a)  Election of two Trustees to represent all shareholders.

     Nominee: (01) William H. Park
              (02) Lynn A. Stout

          FOR                     WITHHELD
         NOMINEES     [ ]   [ ]   FROM NOMINEES


     (b)  Election of one Trustee to represent Auction Preferred Shares.

     Nominee: (03) Samuel L. Hayes, III

          FOR                     WITHHELD
         NOMINEE      [ ]   [ ]   FROM NOMINEE


[ ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)





                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT            [ ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________  Signature:________________________________  Date:____________

                                      PROXY

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect three Trustees of the Fund as follows:

     (a) Election of two Trustees to represent all shareholders.

          Nominee: (01) William H. Park
                   (02)  Lynn A. Stout

          FOR                     WITHHELD
         NOMINEES     [ ]   [ ]   FROM NOMINEES


     (b) Election of one Trustee to represent Auction Preferred Shares.

          Nominee: (03) Samuel L. Hayes, III

          FOR                     WITHHELD
         NOMINEE      [ ]   [ ]   FROM NOMINEE


[ ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)





                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT            [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________  Signature:________________________________  Date:____________

                                      PROXY

                   EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect three Trustees of the Fund as follows:

     (a) Election of two Trustees to represent all shareholders.

     Nominee: (01) William H. Park
              (02) Lynn A. Stout

          FOR                     WITHHELD
         NOMINEES     [ ]   [ ]   FROM NOMINEES


     (b) Election of one Trustee to represent Auction Preferred Shares.

     Nominee: (03) Samuel L. Hayes, III

          FOR                     WITHHELD
         NOMINEE      [ ]   [ ]   FROM NOMINEE


[ ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT            [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________  Signature:________________________________  Date:____________

                                      PROXY

                  EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect three Trustees of the Fund as follows:

     (a) Election of two Trustees to represent all shareholders.

     Nominee: (01) William H. Park
              (02) Lynn A. Stout

          FOR                     WITHHELD
         NOMINEES     [ ]   [ ]   FROM NOMINEES


     (b) Election of one Trustee to represent Auction Preferred Shares.

     Nominee: (03) Samuel L. Hayes, III

          FOR                     WITHHELD
         NOMINEE      [ ]   [ ]   FROM NOMINEE


[ ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)





                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT            [ ]

                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________  Signature:________________________________  Date:____________

                                      PROXY

                   EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect three Trustees of the Fund as follows:

     (a) Election of two Trustees to represent all shareholders.

     Nominee: (01) William H. Park
              (02) Lynn A. Stout

          FOR                     WITHHELD
         NOMINEES     [ ]   [ ]   FROM NOMINEES


     (b) Election of one Trustee to represent Auction Preferred Shares.

     Nominee: (03) Samuel L. Hayes, III

          FOR                     WITHHELD
         NOMINEE      [ ]   [ ]   FROM NOMINEE


[ ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT            [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________  Signature:________________________________  Date:____________

                                      PROXY

                     EATON VANCE OHIO MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect three Trustees of the Fund as follows:

     (a) Election of two Trustees to represent all shareholders.

     Nominee: (01) William H. Park
              (02) Lynn A. Stout

          FOR                     WITHHELD
         NOMINEES     [ ]   [ ]   FROM NOMINEES


     (b) Election of one Trustee to represent Auction Preferred Shares.

     Nominee: (03) Samuel L. Hayes, III

          FOR                     WITHHELD
         NOMINEE      [ ]   [ ]   FROM NOMINEE


[ ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)





                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT            [ ]


     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________  Signature:________________________________  Date:____________

                                      PROXY

                 EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect three Trustees of the Fund as follows:

     (a) Election of two Trustees to represent all shareholders.

     Nominee: (01) William H. Park
              (02) Lynn A. Stout

          FOR                     WITHHELD
         NOMINEES     [ ]   [ ]   FROM NOMINEES


     (b) Election of one Trustee to represent Auction Preferred Shares.

         Nominee:  (03)  Samuel L. Hayes, III

          FOR                     WITHHELD
         NOMINEE      [ ]   [ ]   FROM NOMINEE


[ ]  -------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

                            MARK HERE FOR COMMENT AND NOTE AT LEFT           [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________  Signature:________________________________  Date:____________

                                      PROXY

                       EATON VANCE MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The  undersigned  holder of Common Shares of Eaton Vance  Municipal  Income
Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     Nominees: (01) William H. Park
               (02) Lynn A. Stout


         FOR                      WITHHOLD
        NOMINEES      [ ]   [ ]   FROM NOMINEES






             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [ ]

             MARK HERE FOR COMMENT AND NOTE AT LEFT                          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________   Signature:________________________________ Date:____________

                                      PROXY

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     Nominees: (01) William H. Park
               (02) Lynn A. Stout


         FOR                      WITHHOLD
        NOMINEES      [ ]   [ ]   FROM NOMINEES







             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [ ]

             MARK HERE FOR COMMENT AND NOTE AT LEFT                          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________   Signature:________________________________ Date:____________

                                      PROXY

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Florida Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1. To elect two Trustees of the Fund as follows:

         Nominees:  (01)  William H. Park
                    (02)  Lynn A. Stout


         FOR                      WITHHOLD
        NOMINEES      [ ]   [ ]   FROM NOMINEES







             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [ ]

             MARK HERE FOR COMMENT AND NOTE AT LEFT                          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________   Signature:________________________________ Date:____________

                                      PROXY

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     Nominees: (01) William H. Park
               (02) Lynn A. Stout


         FOR                      WITHHOLD
        NOMINEES      [ ]   [ ]   FROM NOMINEES








             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [ ]

             MARK HERE FOR COMMENT AND NOTE AT LEFT                          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________   Signature:________________________________ Date:____________

                                      PROXY

                   EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     Nominees: (01) William H. Park
               (02) Lynn A. Stout


         FOR                      WITHHOLD
        NOMINEES      [ ]   [ ]   FROM NOMINEES






             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [ ]

             MARK HERE FOR COMMENT AND NOTE AT LEFT                          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________   Signature:________________________________ Date:____________

                                      PROXY

                  EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     Nominees: (01) William H. Park
               (02) Lynn A. Stout


         FOR                      WITHHOLD
        NOMINEES      [ ]   [ ]   FROM NOMINEES








             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [ ]

             MARK HERE FOR COMMENT AND NOTE AT LEFT                          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________   Signature:________________________________ Date:____________

                                      PROXY

                   EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     Nominees: (01) William H. Park
               (02) Lynn A. Stout


         FOR                      WITHHOLD
        NOMINEES      [ ]   [ ]   FROM NOMINEES








             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [ ]

             MARK HERE FOR COMMENT AND NOTE AT LEFT                          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________   Signature:________________________________ Date:____________

                                      PROXY

                     EATON VANCE OHIO MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     Nominees: (01) William H. Park
               (02) Lynn A. Stout


         FOR                      WITHHOLD
        NOMINEES      [ ]   [ ]   FROM NOMINEES









             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [ ]

             MARK HERE FOR COMMENT AND NOTE AT LEFT                          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________   Signature:________________________________ Date:____________

                                      PROXY

                 EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 18, 2005
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER, THOMAS J. FETTER and JAMES L. O'CONNOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:

     Nominees: (01) William H. Park
               (02) Lynn A. Stout


         FOR                      WITHHOLD
        NOMINEES      [ ]   [ ]   FROM NOMINEES







             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [ ]

             MARK HERE FOR COMMENT AND NOTE AT LEFT                          [ ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_____________________________  Date:_______________   Signature:________________________________ Date:____________